The Select Sector SPDR® Trust

(the “Trust”)

Supplement dated June 12, 2026 to the currently effective Statements of Additional Information (each, an “SAI”), as each may be supplemented from time to time

Effective June 15, 2026 (the “Effective Date”), the acceptance of redemption orders will be executed by State Street Global Advisors Funds Distributors, Inc., the distributor to each series of the Trust. Accordingly, as of the Effective Date:

1)	The first paragraph in the “REDEMPTION” section of each SAI is deleted and replaced as follows:

Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Distributor and only on a Business Day. Except upon liquidation of a Fund, the Trust will not redeem Shares in amounts less than Creation Units.

2)	The first two paragraphs in the “PROCEDURES FOR REDEMPTION OF CREATION UNITS” section of each SAI are deleted and replaced as follows:

Orders to redeem Creation Units must be submitted in proper form to the Distributor prior to the time as set forth in the Participant Agreement and/or applicable order form. A redemption request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed. If the Distributor does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Distributor in accordance with procedures set forth in the Participant Agreement and in accordance with the applicable order form. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Distributor; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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